UNITED STATED

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) of sec. 240.14a-12

MFS GROWTH SERIES

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MFS® GROWTH SERIES

A series of MFS® Variable Insurance Trust

111 Huntington Avenue, Boston, Massachusetts 02199

April 3, 2025

Dear Shareholder:

I am writing to ask for your vote on an important matter that may affect your investment in MFS® Growth Series (the "Fund"). Votes will be cast at a shareholder meeting scheduled for June 18, 2025. Details about the meeting and ways that you can submit your vote are included in the enclosed Proxy Statement.

MFS and the Fund’s Board of Trustees (the “Board”) are recommending a vote FOR the proposal to reclassify the Fund from “diversified” to “non-diversified” under the Investment Company Act of 1940, allowing MFS greater flexibility in managing the Fund’s portfolio holdings.

MFS and the Board believe that enhancing MFS’ flexibility to manage the Fund is in your best interest because it allows MFS:

1) to better pursue the Fund’s investment objective on your behalf

2) to actively manage relative risk expectations for the largest positions held by the Fund that are also included in its index

IMPORTANT: The Fund’s investment objective, strategy and other investment policies will remain unchanged.

YOUR VOTE MAKES A DIFFERENCE!

How the proxy solicitation will work

You may be contacted by Computershare, a third-party company hired by MFS that is responsible for the proxy solicitation.

Computershare offers four convenient ways to vote:

1. By telephone: toll-free at 1-855-372-4607

2. Via the Internet: www.proxy-direct.com

3. By returning the proxy card you receive by mail

4. By participating in the shareholder meeting on June 18, 2025

Further information and additional copies of the proxy statement, the accompanying Notice of a Special Meeting of Shareholders, and the proxy card are free and available upon request (see telephone number above or visit www.proxy-direct.com/mfs-34415).

Please note: If you don’t vote now, you may continue to be contacted by Computershare.

Sincerely,

David L. DiLorenzo

      David L. DiLorenzo

President

MFS® Growth Series

MFS® GROWTH SERIES

A series of MFS® Variable Insurance Trust

111 Huntington Avenue, Boston, Massachusetts 02199

IMPORTANT NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 18, 2025

A Special Meeting of Shareholders of MFS® Growth Series (the "Fund"), a series of the MFS® Variable Insurance Trust (the "Trust"), a Massachusetts business trust, will be held on June 18, 2025, at 11:00 A.M. Eastern Time (the "Meeting") for the following purposes:

ITEM 1. To approve reclassifying the diversification status of the Fund under the Investment Company Act of 1940, as amended, from "diversified" to "non-diversified".

ITEM 2. To transact such other business as may properly come before the Meeting and any adjournment(s) or postponements thereof.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS

THAT YOU VOTE FOR ITEM 1.

Only the Fund's shareholders of record as of March 21, 2025 (the "Record Date") will be entitled to vote at its Meeting of Shareholders. Your vote is important. Whether or not you expect to attend the Meeting, please follow the steps listed on the enclosed proxy card to vote.

      By order of the Board of Trustees,

      Christopher R. Bohane

      Christopher R. Bohane

      Assistant Secretary and Assistant Clerk

April 3, 2025

YOUR VOTE IS IMPORTANT. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, THEN WE WOULD APPRECIATE YOU PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY OR RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR FUND. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

PROXY STATEMENT April 3, 2025 MFS® GROWTH SERIES a series of MFS® Variable Insurance Trust 111 Huntington Ave Boston, Massachusetts 02199

This Proxy Statement relates to the proposal to reclassify the diversification status of MFS® Growth Series (the "Fund"), a series of MFS Variable Insurance Trust (the “Trust”), from “diversified” to “non-diversified” under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Proposal").

This Proxy Statement is being mailed to shareholders of the Fund on or about April 4, 2025.

All proxies solicited by the Board of Trustees of the Fund (the "Trustees") that are properly executed and received by the Secretary of the Fund prior to the Special Meeting of Shareholders of the Fund to be held on June 18, 2025 (the "Meeting"), and not revoked, will be voted at the Meeting.

For your vote to be counted it must be received by Computershare by 11:00 A.M. Eastern Time on June 18, 2025.

This Proxy Statement is available at https://www.proxy-direct.com/mfs-34415.

This Proxy Statement explains concisely what you should know before voting on the Fund’s proposed reclassification from a diversified fund to a non-diversified fund. Please read it carefully and retain it for future reference.

If there is anything you do not understand, please call the toll-free number, (855) 372-4607, or contact your financial intermediary.

Instructions for Voting Proxies

The giving of a proxy will not affect a shareholder’s right to vote in person should the shareholder decide to attend the Meeting. To vote by mail, please mark, sign, date and return the enclosed proxy card following the instructions printed on the card. Please refer to your proxy card for instructions on voting by telephone or Internet.

What are shareholders being asked to vote on?

The Trustees are recommending that shareholders of the Fund approve the reclassification of the Fund's diversification status from diversified to non-diversified. As a diversified fund, the Fund is currently limited in its percentage ownership of securities of any single issuer. If the reclassification is approved by shareholders, the Fund will not be subject to its current limitations and the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), would have greater flexibility over time to increase or decrease positions in single issuers according to its relative risk expectations for these issuers. Changing the Fund’s classification to a non-diversified fund will provide MFS with enhanced flexibility to actively manage the Fund’s portfolio holdings and potentially result in better investment performance.

 If shareholders approve the reclassification of the Fund as a non-diversified fund, the Fund’s fundamental investment policies regarding diversification of investments will be changed to reflect that the Fund is non-diversified. The Fund’s investment objective, strategy and other investment policies will remain unchanged.

What is the difference between a diversified fund and non-diversified fund?

Under Section 5(b) of the 1940 Act a fund must be classified as either diversified or non-diversified. The 1940 Act provides that a fund that is classified as diversified, with respect to 75% of its total assets, may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. Additionally, with respect to 75% of its total assets, a diversified fund may not hold more than 10% of the outstanding voting securities of any one issuer. These restrictions do not apply to U.S. government securities, securities of other investment companies, or cash and cash items (including receivables). A Government security is any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by the Congress of the United States, or any certificate of deposit for any of the forgoing. The remaining 25% of a diversified fund’s total assets are not subject to these limitations. In effect the aggregated total of single issuer positions of 5% or more cannot exceed 25% of a fund’s total assets. The above limitations applicable to diversified funds apply at the time of a fund’s investment in a security and, therefore, a fund is not required to sell a position in a security if the fund subsequently exceeds the diversification limits as a result of market appreciation of such security. In these instances, however, a diversified fund is restricted from purchasing any additional amount of such security until the fund’s portfolio is in compliance with the above diversification limits.

A non-diversified fund is not subject to these limitations and may therefore hold a greater percentage of its assets in the securities of a single issuer or small number of issuers. A non-diversified fund may freely establish an underweight position relative to the benchmark weight with full confidence in the ability to repurchase the shares if the facts and fundamentals change. While a non-diversified fund is not subject to the diversification limitations under the 1940 Act, it is still subject to tax diversification requirements under the Internal Revenue Code of 1986 (the "Code") (please see below for more detail).

Why are shareholders being asked to approve a change in the Fund’s diversification classification?

The Fund's investment objective is to seek capital appreciation. MFS seeks to achieve the Fund’s objective by actively identifying potential investments based primarily on fundamental analysis and then constructing a portfolio from these potential investments while managing various risk factors (e.g., issuer, industry, and sector weightings), market capitalization, and volatility compared to the Russell 1000® Growth Index (the "Index"), which represents the Fund’s investment universe.

Over the past several years, certain technology-related issuers have experienced significant increases in market capitalization. Consequently, the Index has become much more concentrated at the individual issuer level. As of January 31, 2025, issuer weightings over 5%, in aggregate, comprised 50.76% of the Index’s total weight. Specifically, as of January 31, 2025, the weightings of the following issuers represented over 5% of the Index: Apple Inc. (11.27%), Microsoft Corp. (10.30%), Nvidia Corp. (9.38%), Amazon.com Inc. (7.44%), Alphabet Inc. (7.33%), and Meta Platforms, Inc. (5.04%). Although levels of concentration have historically fluctuated in the Index, MFS believes that this market concentration is likely to continue.

In order to meet the requirements of the Fund’s current diversification status, MFS is limited in its ability to effectively manage the Fund’s current positions in certain issuers. Similar to the Index, the Fund’s portfolio has gradually become more concentrated over time as a result of increases in the market capitalization of certain issuers. As of January 31, 2025, issuer weightings over 5%, in aggregate, comprised 44.57% of the Fund’s total assets. The Fund is not required to reduce these positions because they are the result of market appreciation subsequent to the Fund’s investment. However, MFS is limited in its ability to effectively manage these positions based on its current investment thesis or relative risk expectations for these issuers. Specifically, MFS is currently limited to only being able to reduce its more concentrated positions and, therefore, is unable to freely adjust these positions upward or downward relative to the Index and MFS’ long-term outlook of an issuer’s fundamentals. The Fund is actively managed and does not seek to track the holdings or issuer weightings of the Index and, therefore, if the proposal is approved by the Fund’s shareholders, the Fund may seek to hold overweight or underweight positions in specific issuers relative to the Index based on MFS’ long-term risk and return expectations for a particular issuer.

MFS believes that reclassifying the Fund as a non-diversified fund is in the best interest of the Fund and its shareholders and will provide MFS with increased investment flexibility over time to adjust individual positions based on MFS’ relative risk expectations for these issuers and the potential for better investment performance.

The Trustees, including the Trustees who are not interested persons of the Fund (as defined in the 1940 Act), unanimously recommend approval of the proposal. In recommending that shareholders approve the proposal, the Trustees considered, among other things the potential benefits to the Fund from operating as a non-diversified fund, including the increased flexibility afforded to MFS to actively manage the Fund's portfolio holdings. The Trustees considered the risks associated with the proposal, including those risks that relate to the Fund potentially becoming more concentrated in a smaller number of issuers. The Trustees also considered the anticipated costs to the Fund of the proposal, including costs for proxy solicitation, if needed, and the costs associated with potential portfolio repositioning, if any.

As noted above, if shareholders approve the reclassification of the Fund to a non-diversified fund, the Fund’s fundamental investment policies regarding diversification of investments will be changed to reflect that the Fund is non-diversified. The Fund’s other investment policies will remain unchanged, including the Fund’s policy concerning industry concentration.

Who is eligible to vote?

Only shareholders of the Fund as of the close of business on March 21, 2025 (the "Record Date"), will be entitled to vote or give voting instructions at the Meeting. Each shareholder of record is entitled to one vote for each dollar of net asset value of shares held by that shareholder on the Record Date (i.e., number of shares owned times net asset value per share), with fractional dollar amounts voting proportionally. On that date, shares of the Fund were owned by separate accounts established by certain insurance companies to fund benefits under variable contracts issued by those insurance companies. Each such insurance company will solicit voting instructions with respect to shares held by the separate accounts from owners of and participants and payees under variable contracts (“contract owners”) having a voting interest in the separate accounts. All shares of the Fund held by a separate account will be voted. Shares for which no timely voting instructions are received will be voted in the same proportion as shares for which instructions are received. As a result, it is possible that a small number of contract owners may determine the outcome of the vote.

Will the reclassification have tax consequences for the Fund?

Approval of this Proposal will not affect the Fund’s ability to comply with the diversification and other requirements of the Code, which are applicable to the Fund so that the Fund will not be subject to U.S. federal income taxes on its net investment income. In this regard, the applicable diversification requirements imposed by the Code provide that the Fund must diversify its holdings so that at the end of each quarter of the Fund’s taxable year (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in (x) the securities of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses (other than U.S. government securities or the securities of other regulated investment companies) or (y) in the securities of one or more publicly traded partnerships.

Will the reclassification increase the Fund's risk profile?

MFS believes moving to a non-diversified classification may enhance the Fund’s ability to manage portfolio risk and potentially decrease overall portfolio risk by providing MFS with more flexibility to adjust individual positions based on MFS’ relative risk expectations for these issuers. The change from a diversified fund to a non-diversified fund does not necessarily mean that MFS will manage the Fund as a more concentrated portfolio and MFS does not anticipate any material change to the Fund’s investment approach. However, concentration of investments in a smaller number of issuers exposes a fund to the risks associated with such issuers to a greater extent than a fund invested in a larger number of issuers. Poor performance by any one of these issuers could adversely affect a non-diversified fund to a greater extent than a more broadly diversified fund. While investing a larger portion of the Fund’s assets in the stocks of fewer issuers may prove beneficial when such issuers outperform the market, larger investments in the stocks of fewer issuers may also magnify any negative or under-performance by such issuers. In general, because the Fund’s performance may become more closely tied to the value of a single issuer or small number of issuers, it is likely to become more volatile than the performance of more diversified funds. However, MFS believes these additional risks are outweighed by the potential for improved performance and greater flexibility afforded to MFS. As discussed above, there have been significant increases in the market capitalization of certain technology-related issuers currently held by the Fund and included in the Index. The limitations imposed on diversified funds under the 1940 Act restricts MFS from actively managing these positions. We believe moving to a non-diversified classification may enhance the Fund’s ability to manage portfolio risk and potentially decrease overall portfolio risk by providing MFS with more flexibility to adjust individual positions based on MFS’ relative risk expectations for these issuers.

Who manages the Fund?

MFS is the investment adviser and administrator for the Fund. MFS, located at 111 Huntington Avenue, Boston, Massachusetts, is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating back to 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS’ net assets under management were approximately $622 billion as of January 31, 2025. The Fund's principal underwriter is MFS Fund Distributors, Inc., located at 111 Huntington Avenue, Boston, Massachusetts 02199.

What are the costs associated with the reclassification?

 The cost associated with the reclassification of the Fund from a diversified fund to non-diversified fund are estimated to be approximately $92,500. The cost estimate includes estimated costs for printing, preparation, and mailing of the proxy materials and related shareholder communications. Additionally, this cost estimate includes estimated costs of approximately $64,500 to be paid to Computershare Trust Company, N.A. (“Computershare”) to provide shareholder solicitation services, vote tabulation services, and shareholder meeting services. The Fund shall bear the fees and expenses associated with the reclassification and such costs may increase substantially if this proposal is contested or increased solicitation or mailing services are required.

To the extent portfolio securities are repositioned in connection with the change in classification from a diversified fund to a non-diversified fund, shareholders of the Fund will indirectly incur commissions and other transaction costs typically associated with the purchase and sale of securities. MFS expects that any immediate costs associated with repositioning of the Fund’s holdings as a result of the change to a non-diversified fund will be immaterial relative to the Fund’s net assets. MFS anticipates that any resulting changes to the Fund’s portfolio composition will occur over a period of time in response to MFS’ view of the performance potential and relative risk of an issuer in light of prevailing market conditions.

What if shareholders do not approve the reclassification?

If shareholders do not approve the Fund's reclassification from a diversified fund to non-diversified fund, there will be no changes made to the Fund's classification and the Fund will continue to operate as a diversified fund.

The Trustees, including the Trustees who are not interested persons of the Fund (as defined in the 1940 Act), unanimously recommend approval of the reclassification.

The Trustees know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees' intention that proxies will be voted on such matters in accordance with the judgement of the persons named in the enclosed form of proxy.

MORE INFORMATION ABOUT THE PROPOSAL

The reclassification will become effective only if approved by the affirmative vote of a “majority of the outstanding voting securities” of the Fund entitled to vote. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting power of the securities present at the Meeting, or represented by proxy if the holders of more than 50% of the voting power of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities.

In cases where another MFS variable insurance trust owns shares of the Fund, MFS will mirror vote the Fund's shares held by the investing trust in the same proportion as the votes cast by the other shareholders of the Fund. As of the Record Date, MFS variable insurance trusts are a 5.47% shareholder of the Fund.

Quorum, and Method of Tabulation. The holders of a majority of the voting power of the shares of the Fund as of the Record Date present at the Meeting or represented by proxy will constitute a quorum for the Meeting. Shareholders of record are entitled to one vote for each dollar of net asset value of the shares as of the Record Date (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately.

Votes cast by proxy or at the Meeting will be counted by persons appointed by the Fund as the vote tabulators for the Meeting.  The vote tabulators will count the total number of votes cast “for” approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast.  The vote tabulators will count shares represented by proxies that are marked with an abstention as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Thus, abstentions have the effect of a negative vote on the Proposal.

“Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) are not applicable for this Meeting because shareholders are being asked to vote on a matter that is deemed “non-routine” and for which brokers do not have discretionary voting power.

Shares Outstanding. The number of shares of the Fund outstanding as of March 21, 2025, were as follows:

Class of Shares Initial Class Service Class	Number of Shares Outstanding (rounded to the nearest share) 21,054,718 8,663,223

Share Ownership. As of March 21, 2025, the officers and Trustees, as a group, beneficially owned less than 1% of any class of the outstanding shares of the Fund.

To the best of the knowledge of the Fund, as of March 21, 2025, the following shareholders owned of record or beneficially 5% or more of the following classes of the Fund’s outstanding shares. All holdings are of record unless otherwise indicated.

FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS GROWTH SERIES INITIAL CLASS
	26.85	LINCOLN LIFE 1300 S CLINTON STFORT WAYNE IN 46802-3506
	11.73	DELAWARE LIFE INSURANCE COMPANY 230 3RD AVENUE WALTHAM MA 02451-7553
	11.17	PRUCO LIFE INSURANCE COMPANY 213 WASHINGTON ST FL 7 NEWARK NJ 07102-2917
	8.90	TRANSAMERICA LIFE INS CO 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499-0001
	7.40	MERRILL LYNCH 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499-0001
	6.72	TALCOTT RESOLUTION LIFE AND ANNUITY PO BOX 5051 HARTFORD CT 06102-5051
MFS GROWTH SERIES SERVICE CLASS
	48.45	LINCOLN LIFE 1300 S CLINTON STFORT WAYNE IN 46802-3506
	13.61	PRINCIPAL LIFE INSURANCE COMPANY 711 HIGH ST DES MOINES IA 50392-0001
	12.87	NATIONWIDE LIFE INSURANCE COMPANY PO BOX 182029 COLUMBUS OH 43218-2029
	8.66	PROTECTIVE VARIABLE ANNUITY 2801 HIGHWAY 280 S BIRMINGHAM AL 35223-2479
	6.17	DELAWARE LIFE INSURANCE COMPANY 230 3RD AVENUE WALTHAM MA 02451-7553

To the best of the knowledge of the Fund, as of March 21, 2025, the following shareholders owned of record or beneficially 25% or more of the following classes of the Fund’s outstanding shares. All holdings are of record unless otherwise indicated.

FUND NAME	PERCENTAGE FUND OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS GROWTH SERIES	32.76	LINCOLN LIFE[1]	1300 S CLINTON ST	FORT WAYNE IN 46802-3506

1 Under current law, the insurance company listed above must vote these shares in accordance with instructions received by underlying contract owners.

Solicitation of Proxies.  In addition to soliciting proxies by mail, the Trustees and employees of MFS, MFS Fund Distributors, Inc. and MFS Service Center, Inc. may solicit proxies in person, virtually or by telephone.  The Fund has engaged Computershare to provide shareholder meeting services as well as vote solicitation and tabulation services. A proxy may be revoked prior to its exercise by a signed writing filed with Computershare, c/o

PO Box 43131, Providence RI, 02490-3131, or by attending the Meeting and voting in person. It is anticipated that the cost of Computershare’s services will be approximately $64,500 and may increase substantially in the event that any vote is contested or increased solicitation efforts are required. The Fund will incur additional costs associated with preparing, printing, and mailing proxy materials and related shareholder communications. Please refer to the section of this Proxy Statement entitled “What are the costs associated with the reclassification?” for further information concerning these and other costs associated with this proposal.

The Fund may arrange to have votes recorded by telephone. The telephonic voting procedure is designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Shareholders will be asked for their Social Security numbers or other identifying information. The shareholders will then be given an opportunity to authorize their proxies to vote their shares in accordance with their instructions. To ensure the shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A toll-free number will be available in the event the information in the confirmation is incorrect.

Shareholders have the opportunity to vote via the Internet as directed on your proxy card.  The giving of such a proxy will not affect your right to vote at the Meeting should you decide to attend.  To vote via the Internet, you will need the “control” number that appears on your proxy card.  The Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly.  Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders and not the Fund.

To vote proxies or submit voting instructions by mail, please mark, sign, date and return the proxy card received with the Proxy Statement by following the instructions printed on the proxy card, or you can attend the Meeting in person. Persons holding shares as nominees will upon request be reimbursed by the Fund for their reasonable expenses in soliciting instructions from their principals.

Revocation of Proxies.  Proxies, including proxies given by telephone or via the Internet, may be revoked at any time before the Meeting, by a written revocation received by the Secretary of the Fund or by properly executing a later-dated proxy or by attending the Meeting and voting.

Shareholder Proposals.  The Trust is a Massachusetts business trust and, as such, is not required to hold annual meetings of shareholders. However, the Trustees may from time-to-time schedule special meetings of shareholders. Any shareholder who wishes to submit a proposal to be considered by the Fund’s shareholders at the next meeting of shareholders should send the proposal to MFS® Growth Series, c/o Christopher R. Bohane, Assistant Secretary, at 111 Huntington Avenue, 21st Floor, Boston, Massachusetts 02199, so as to be received within a reasonable time before the Board of Trustees makes the solicitation relating to such meeting.  The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included.  Shareholder proposals are subject to certain requirements under the federal securities laws.

Adjournment.  If the necessary quorum to transact business is not present or sufficient votes in favor of the Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting to permit further solicitation of proxies.  Any adjournment will require the affirmative vote of a majority of the voting power of the outstanding shares entitled to vote on the question by proxy or present at the Meeting to be adjourned.  The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal.  They will vote against any such adjournment those proxies required to be voted against the Proposal.  They will not vote any proxy that directs them to abstain from voting on the Proposal.  The Fund will pay the costs of any additional solicitation and of any adjourned session.

MISCELLANEOUS

Available Information

A copy of the Fund's most recent prospectus, annual and semiannual shareholder reports, and Statement of Additional Information are available at no cost by visiting the Fund's website at insurancefunds.mfs.com; by calling (877) 411-3325; or by writing to MFS Service Center Inc., P.O. Box 219341, Kansas City, MO 64121-9341.

Other Business

Management of the Fund knows of no business other than the matters specified above that will be presented at the Meeting.  Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof and it is the intention of the persons named in the enclosed form of proxy to vote this proxy in accordance with their judgment on such matters.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

Notice To Banks, Broker-Dealers and Voting Trustees And Their Nominees.

Please advise MFS® Growth Series, in care of MFS Service Center, Inc., P.O. Box 219341, Kansas City, MO 64121-9341, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

April 3, 2025

MFS® GROWTH SERIES, a series of

MFS® VARIABLE INSURANCE TRUST

111 Huntington Avenue

Boston, Massachusetts 02199

PO Box 43131 Providence, RI 02940-3131

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours (until 10:00 a.m. Eastern Time on June 18, 2025)
VOTE BY TELEPHONE Call toll free: 1-866-298-8476 Follow the recorded instructions available 24 hours (until 10:00 a.m. Eastern Time on June 18, 2025)
VOTE BY MAIL Vote, sign and date your Voting Instruction Card and return it in the postage-paid envelope (must be received by 10:00 a.m. Eastern Time on June 18, 2025)
Do not mail your Voting Instruction Card when you vote by phone or internet

Please detach at perforation before mailing

VOTING INSTRUCTION CARD

MFS® GROWTH SERIES

A series of MFS® Variable Insurance Trust
111 Huntington Avenue, Boston, Massachusetts 02199
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 18, 2025

[INSURANCE COMPANY DROP-IN]

Revoking any prior instructions, the undersigned instructs the above referenced insurance company (the “Insurance Company”) to vote and act with respect to all shares of the above-referenced Fund that is attributable to his or her contract or interest therein and held in the Insurance Company separate account, at the Special Meeting of Shareholders to be held at 11:00 a.m., Eastern Time, on Wednesday, June 18, 2025, and any postponement or adjournment thereof. The undersigned, by completing this Voting Instruction Card, does hereby authorize the above-named insurance company to exercise its discretion in voting upon such other business as may properly come before the Meeting or any adjournments thereof.

If you sign on the reverse side but do not mark instructions, the Insurance Company will vote all shares of the Fund attributable to your account value FOR the Proposal. If you do not return this Voting Instruction Card, the Insurance Company will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners in the separate account.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476

MFS_34415_022425_VI

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE

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EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders to be held on June 18, 2025.
The Proxy Statement is available at: https://www.proxy-direct.com/mfs-34415

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X

A	Proposal	THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL

		FOR ALL	AGAINST	ABSTAIN
1.	To approve reclassifying the diversification status of the Fund under the Investment Company Act of 1940, as amended, from diversified to non- diversified.
2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponements thereof.

B	Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/ /

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PO Box 43131
Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT
EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours (until 10:00 a.m. Eastern Time on June 18, 2025)
VOTE BY TELEPHONE Call toll free: 1-800-337-3503 Follow the recorded instructions available 24 hours (until 10:00 a.m. Eastern Time on June 18, 2025)
VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope (must be received by 10:00 a.m. Eastern Time on June 18, 2025)
Do not mail your Proxy Card when you vote by phone or internet

Please detach at perforation before mailing

PROXY

MFS® GROWTH SERIES

A series of MFS® Variable Insurance Trust
111 Huntington Avenue, Boston, Massachusetts 02199
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 18, 2025

This proxy is solicited on behalf of the Board of Trustees of the Fund

The signer of this proxy card hereby appoints Christopher R. Bohane, William B. Wilson, Brian E. Langenfeld, Amanda Mooradian, Susan A. Pereira and Matthew A. Stowe and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of the above-referenced Fund, to be held on Wednesday, June 18, 2025 at 11:00 a.m., Eastern Time, and at any adjournments, all of the common shares of the Fund that the undersigned would be entitled to vote if personally present. Only a Fund’s shareholders of record on March 21, 2025 will be entitled to vote at that Fund’s Special Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

MFS_34415_022025

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to be held on June 18, 2025.

The Proxy Statement is available at https://www.proxy-direct.com/mfs-34415

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X

A	Proposal	THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL.

		FOR ALL	AGAINST	ABSTAIN
1.	To approve reclassifying the diversification status of the Fund under the Investment Company Act of 1940, as amended, from diversified to non- diversified.
2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponements thereof.

B	Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/ /

Scanner bar code
xxxxxxxxxxxxxx	MFS1 34415	xxxxxxxx